                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        A. M. CASTLE & CO.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                      LOGO

                                                                  March 10, 1995

Dear Castle Stockholder:

    You are cordially invited to attend A. M. Castle & Co.'s Annual Meeting of Stockholders which will be held on Thursday, April 27, 1995 at 10:00 a.m. in our offices at 3400 North Wolf Road, Franklin Park, Illinois.

    At the meeting we will report to you on current business conditions and recent developments at Castle. Members of the Board of Directors and many of our executives will be present to discuss the affairs of Castle with you.

    This year you are being asked to consider an important proposal to adopt the 1995 Directors Stock Option Plan which authorizes the issuance of up to one hundred fifty thousand (150,000) shares of Common Stock of the Company to non-employee (outside) Directors of this Company. The Board of Directors believes the Plan is important in order to help assure the continued ability of the Company to recruit and retain competent directors and provide added incentive in the discharge of their duties and responsibility in creating greater shareholder return.

    The Board believes that the proposed 1995 Directors Stock Option Plan is in your best interests and those of the Company and has approved it for your consideration. The formal Notice and Proxy Statement which appear on the following pages contain details and a description of the proposed Plan. We urge you to read the description carefully and to vote for its adoption.

    Whether or not you attend our Annual Meeting, it is important that you sign, date and return your Proxy as soon as possible. If you do attend the meeting and wish to vote in person, your Proxy will then be revoked at your request so that you can vote personally. Therefore, I urge you to return your Proxy even if you currently plan to be with us for the meeting.

    I look forward, with other members of management, to the opportunity of meeting you on April 27th.

                                          Sincerely,

                                          Michael Simpson

                               A. M. CASTLE & CO.
                              3400 North Wolf Road
                         Franklin Park, Illinois 60131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                                         Franklin Park, Illinois, March 10, 1995

    NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of A. M. Castle & Co. will be held at the general offices of the Company, 3400 North Wolf Road, Franklin Park, Illinois on THURSDAY, APRIL 27, 1995, at 10 o'clock in the forenoon, Central Daylight Savings Time, for the purposes of considering and acting upon the following:

    1.  The election of eleven Directors of the Company;

    2. To consider and act upon a proposal to ratify the adoption of the 1995 Directors Stock Option Plan of the Company, which authorizes the issuance of up to One Hundred and Fifty Thousand (150,000) shares of Common Stock of the Company for use under the Plan, a copy of which is attached as Exhibit "A" to the Proxy Statement accompanying this Notice.

    3. The ratification of the appointment of Arthur Andersen & Co. as independent public accountants for the year 1995; and

    4. The transaction of any other business which may properly come before the meeting.

    Stockholders of record at the close of business March 1, 1995, only, are entitled to notice of, and to vote at, the meeting.

    Stockholders who do not expect to attend in person are urged to execute and return the accompanying Proxy in the enclosed envelope. No postage is needed if mailed in the United States.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    JERRY M. AUFOX
                                                      SECRETARY

                               A. M. CASTLE & CO.
                              3400 North Wolf Road
                            Franklin Park, IL 60131

                               ------------------

                                PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 APRIL 27, 1995

                                 -------------

    The enclosed Proxy is solicited by the Board of Directors of A. M. Castle & Co. for use at the Annual Meeting. Any Proxy given pursuant to such solicitation may be revoked by the Stockholder at any time prior to the voting of the Proxy. Holders of shares of Common Stock, the only class of voting security of the Company, are entitled to one vote per share on all matters to come before the meeting. As of March 1, 1995, the record date for determining the Stockholders entitled to notice of and to vote at the meeting, there were 11,079,645 outstanding shares of Common Stock of the Company.

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company, including upon request, expenses incurred by brokerage houses and fiduciaries in forwarding Proxies and Proxy Statements to their principals. The original solicitation of Proxies by mail may be supplemented by telephone, telegraph, facsimile, written and personal solicitation by Officers, Directors, and employees of the Company; however, no additional compensation will be paid to such individuals.

    The Annual Report of the Company for the fiscal year ended December 31, 1994, is enclosed with this Proxy Statement. The approximate date of mailing this Proxy Statement and the enclosed Proxy is March 10, 1995.

                      CANDIDATES FOR ELECTION AS DIRECTORS

    Eleven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Proxies received by the Board of Directors will be voted for the election of the nominees named below, unless otherwise specified. In the event any of the nominees shall unexpectedly become unavailable for election, votes will be cast pursuant to authority granted by the enclosed Proxy for such persons as may be designated by the Board of Directors. The persons elected as Directors are to serve a term of one year until the next Annual Meeting and until their successors are elected and qualified.

                 INFORMATION CONCERNING NOMINEES FOR DIRECTORS

    The following information is given for individuals who have been recommended for election by the Human Resources Committee of the Board of Directors. Set forth below is the name of each nominee, the corporation or other organization which is the principal employment of the nominee, the year in which each nominee first became a Director of the Company, the nominee's age and the committees on which each nominee serves.

- --------------------------------------------------------------------------------------------
DANIEL T. CARROLL       Director since 1982                                           Age 69
                        Chairman  and  President  of  The  Carroll  Group,  Inc. (Management
                        Consulting Firm).  Mr.  Carroll  is  also  a  Director  of  American
                        Woodmark  Corp.,  Aon Corporation,  Comshare,  Inc., De  Soto, Inc.,
                        Diebold,  Incorporated,  Michigan  National  Corp.,  Oshkosh   Truck
                        Corporation, UDC Homes, Inc. Wolverine World Wide, Inc. and Woodhead
                        Industries, Inc.
                        Chairman of Human Resources Committee
- --------------------------------------------------------------------------------------------
EDWARD F. CULLITON      Director since 1983                                           Age 53
                        Vice  President of Finance  of A. M.  Castle & Co.  Mr. Culliton was
                        elected Secretary in 1972, Treasurer in 1975, and Vice President  in
                        1977.
- --------------------------------------------------------------------------------------------
WILLIAM K. HALL         Director since 1984                                           Age 51
                        President  and  Chief Executive  Officer  of Eagle  Industries, Inc.
                        (Diversified Manufacturing Company). Dr. Hall is also a Director  of
                        Huffy  Corporation, Great American  Management and Investment, Inc.,
                        and Falcon Building Products, Inc..
                        Member of Audit Committee
- --------------------------------------------------------------------------------------------
ROBERT S. HAMADA        Director since 1984                                           Age 57
                        Dean and  Edward  Eagle  Brown Distinguished  Service  Professor  of
                        Finance  at the Graduate  School of Business,  University of Chicago
                        since 1993.  Dr. Hamada  is a  Director of  the National  Bureau  of
                        Economic  Research, the  Northern Trust Corporation  and The Chicago
                        Board of Trade.
                        Chairman of Audit Committee
- --------------------------------------------------------------------------------------------
JOHN P. KELLER          Director since 1980                                           Age 55
                        President of Keller Group,  Inc. (Industrial Manufacturing and  Coal
                        Mining Company). Mr. Keller is also a Director of Old Kent Financial
                        Corporation and MacLean-Fogg Co.
                        Member of Human Resources Committee
- --------------------------------------------------------------------------------------------
JOHN W. MCCARTER, JR.   Director since 1983                                           Age 57
                        Senior  Vice President of  Booz, Allen &  Hamilton, Inc. (Management
                        Consulting Firm).  Mr.  McCarter  is  also a  Director  of    W.  W.
                        Grainger, Inc.
                        Member of Audit Committee
- --------------------------------------------------------------------------------------------
WILLIAM J. MCDERMOTT    Director since 1975                                           Age 67
                        Retired  President  of  Simpson  Estates,  Inc.  (Private Management
                        Firm).
                        Member of Audit Committee
- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------
RICHARD G. MORK         Director since 1988                                           Age 59
                        President and Chief Executive Officer of A. M. Castle & Co. Mr. Mork
                        was elected Senior Vice President  in 1988, Chief Operating  Officer
                        in 1989 and President and Chief Executive Officer in 1990.
- --------------------------------------------------------------------------------------------
JOHN W. PUTH            Director since 1995                                           Age 66
                        Principal  -- J.W. Puth Associates (a  Consulting Firm). Mr. Puth is
                        also a Director of Allied  Products Corporation, L.B. Foster,  Inc.,
                        Lindberg  Corporation,  System  Software Associates,  Inc.,  and TNT
                        Freightways, Inc.
                        Member of Human Resources Committee
- --------------------------------------------------------------------------------------------
MICHAEL SIMPSON         Director since 1972                                           Age 56
                        Chairman of the Board of A. M. Castle & Co. Mr. Simpson was  elected
                        Vice  President of A.  M. Castle &  Co. in 1977  and Chairman of the
                        Board in 1979.
- --------------------------------------------------------------------------------------------
RICHARD A. VIRZI        Director since 1972                                           Age 67
                        Retired President and Chief Executive Officer of A. M. Castle &  Co.
                        Mr.  Virzi  is  also a  director  of Woodhead  Industries,  Inc. and
                        Gottlieb Health Resources.
                        Member of Human Resources Committee
- --------------------------------------------------------------------------------------------

                      MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors has two standing committees -- an Audit Committee, and a Human Resources Committee.

    The Audit Committee of the Board of Directors is comprised of four Directors, none of whom may be employed on a full-time basis by the Company. The Audit Committee is charged with recommending appointment of the independent auditor, consulting with the independent auditors and reviewing the results of internal audits, and the audit report of the independent auditors engaged by the Company. Further, the Audit Committee is empowered to make independent investigations and inquiries into all financial reporting or other financial matters of the Company as it deems necessary. The Committee meets not less than twice a year.

    The Human Resources Committee, comprised of four directors, reviews and recommends compensation with respect to the Officers of the Company and administers and directs operation of the 1989 Long Term Incentive Compensation Plan, the 1990 Restricted Stock and Stock Option Plan and other compensation benefits granted to various Officers. The Committee is also charged with making recommendations to the Board of Directors concerning institution, continuation, or discontinuation of benefit compensation plans and programs for officers and succession planning for officers and key managers. In 1992 the Committee took on the responsibilities formerly handled by the Nominating Committee. Therefore the Committee also reviews applications, interviews, and recommends nominees to the Board of Directors to be presented to Stockholders at the Annual Meeting. The Committee has established standards and criteria for the selection and nomination of candidates to the Board of Directors and for membership on the various committees of the Board. Any Stockholder who wishes to recommend individuals for nomination to the Board of Directors is invited to do so by supplying in writing to the Human Resources Committee the name of the individual, and his or her credentials and background material for review by the Human Resources Committee.

    During the last fiscal year, the Board of Directors held its four scheduled meetings and one special meeting. In addition, there were two meetings of the Audit Committee and four meetings of the Human Resources Committee. All the Directors, with the exception of William K. Hall, attended 75 percent or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of each committee on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Richard A. Virzi who retired as President and Chief Executive Officer of the Company in 1990 is a member of the Human Resources Committee. As a retired Chief Executive Officer of the Company, Mr. Virzi brings unique knowledge and perspective of the functions and duties inherent to the position of President and CEO, which assists the Committee in fulfilling its functions in establishing executive compensation.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF NOMINEES

    The following table sets forth, with respect to the Company's common stock (the only class of voting securities) the number of shares and percentage of the Common Stock of the Company owned beneficially, directly, or indirectly by each Director and nominee as of March 1, 1995:

                                                                               SHARES OF COMMON
                                                                              STOCK BENEFICIALLY   PERCENT OF
                        NAME OF NOMINEE OR DIRECTOR                                OWNED(1)           CLASS
- ---------------------------------------------------------------------------  --------------------  -----------
Daniel T. Carroll..........................................................            2,530            0.02%
Edward F. Culliton.........................................................           31,447(2)         0.28%
William K. Hall............................................................              843            0.01%
Robert S. Hamada...........................................................            1,264            0.01%
John P. Keller.............................................................            1,012            0.01%
John W. McCarter, Jr.......................................................              843            0.01%
William J. McDermott.......................................................        1,557,586(3)        14.06%
Richard G. Mork............................................................           53,760            0.48%
John W. Puth...............................................................              500           --
Michael Simpson............................................................          544,154(4)         4.68%
Richard A. Virzi...........................................................           73,335(5)         0.66%

- ------------------------
(1) The nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership, as shown in the table, arises from sole voting power and sole investment power, unless otherwise indicated by footnote.

(2) Includes 537 shares owned by Mr. Culliton's wife. Mr. Culliton disclaims any beneficial interest in such shares.

(3) Includes 1,544,583 shares owned by W. B. & Co., an Illinois partnership of which Mr. McDermott is one of two general partners. W. B. & Co. has sole voting power over the shares, but no dispositive power. Also includes 840 shares held by Mr. McDermott as custodian.

(4) Includes 362,906 shares which Mr. Simpson also owns beneficially in five trusts, and 83,971 shares held by another trust in which he is one of five beneficiaries.

(5)  Includes 27,098 shares owned by the estate of Winifred Virzi.

PRINCIPAL STOCKHOLDERS

    The only persons who held of record as of March 1, 1995, or, to the knowledge of the Management, owned beneficially, more than 5% of the outstanding shares of Common Stock of the Company are the following:

                                                                                                      PERCENT OF
                                  NAME AND ADDRESS                                       SHARES(1)       CLASS
- -------------------------------------------------------------------------------------  -------------  -----------
Patrick J. Herbert, III..............................................................    2,296,344(2)     19.76%
  Suite 1232
  30 North LaSalle Street
  Chicago, Illinois 60602-2504
First Chicago Corporation............................................................    1,881,292(3)     16.98%
  One First National Plaza
  Chicago, Illinois 60670-0287
W. B. & Co., an Illinois partnership.................................................    1,544,583(4)     13.29%
  Suite 1232
  30 North LaSalle Street
  Chicago, Illinois 60602-2504
Pioneering Management Corporation....................................................      833,150         7.52%
  60 State Street
  Boston, Massachusetts 02114
FMR Corp.............................................................................      705,200         6.36%
  82 Devonshire Street
  Boston, Massachusetts 02109
United States Trust Company of New York..............................................      662,800(3)      5.98%
  114 West 47th Street
  New York City, New York 10036-1532
Dimensional Fund Advisors, Inc.......................................................      619,472         5.59%
  1299 Ocean Avenue--11th Floor
  Santa Monica, California 90401

- ------------------------
(1) The nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership, as shown in this table, arises from sole voting power and sole investment power unless otherwise indicated by footnote.

(2) Includes 1,544,583 shares indicated below as owned by W. B. & Co. Mr. Herbert has sole voting power with respect to 55,068 shares and shared voting power with respect to 2,241,276 shares; he has sole dispositive power with respect to 1,162,719 shares and shared dispositive power with respect to 714,408 shares.

(3)  Beneficial   ownership  acquired   in  behalf   of  others   via  either  a
     trust/fiduciary capacity and/or portfolio management/agency relationship.

(4)  See Footnote (3) under "Stock Ownership of Nominees".

MANAGEMENT STOCK OWNERSHIP

                                                              SHARES OF COMMON
                                                                   STOCK
                                                                BENEFICIALLY     PERCENT OF
NAME OF OFFICER                                                    OWNED           CLASS
- ------------------------------------------------------------  ----------------  ------------
Michael Simpson.............................................          544,154         4.68%
Richard G. Mork.............................................           53,760         0.48%
Edward F. Culliton..........................................           31,447(1)       0.28%
Gise Van Baren..............................................           27,762         0.25%
Richard G. Phifer...........................................            5,379         0.05%
All Directors and Officers as a Group.......................        2,371,702        20.41%

- ------------------------
(1)  See Footnote (2) under "Stock Ownership of Nominees".

SECTION 16(A) EXCHANGE ACT REPORTS

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, the American Stock Exchange and the Midwest Stock Exchange. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers and directors were met.

DIRECTORS' COMPENSATION

    Directors who are not Officers of the Company, or of a Subsidiary, received an annual retainer of $14,000 and $500 for each meeting of the Board of Directors and meetings of committees of the Board attended, except Directors who Chair a Board committee receive an additional retainer of $1,000 annually.

    In 1987, the Board of Directors adopted the Director's Deferred Compensation Plan. Under the Plan maintained by the Company, Directors who are not Officers of the Company have the option to defer payments of the retainer and meetings fees in either a stock equivalent unit account or an interest account. Fees held in the interest account are credited with interest at the rate of 6 percent per year compounded annually. Fees deferred in the stock equivalent accounts are divided by the A. M. Castle & Co. common stock price on the 15th day after the meeting for which payment is made. The resultant are called share units. The stock equivalent account will be credited on a dividend payment date with units equal to the product of the declared dividend per share multiplied by the number of stock equivalent units in the Director's account on the record date of the dividend. The share units are maintained until the account is closed. Disbursement of the interest account and the stock equivalent unit account can be made only upon resignation or retirement from the Board or upon death of a Director.

    If payment from the stock equivalent unit account is requested to be made in shares of A. M. Castle & Co. common stock, it will be made as of the date of the request or termination event, whichever occurs last. The stock distribution will be treasury shares, shares purchased on the open market, or authorized or unissued shares as determined under the Plan. If made in cash, the stock equivalent units are multiplied by the stock price on a date seven days prior to the date the distribution is made.

    Only fees earned as a Director of A. M. Castle & Co. can be deferred under the Plan. In 1994 $83,500 was paid to Directors and $50,000 was deferred under the Plan.

                COMPENSATION COMMITTEE'S REPORT TO SHAREHOLDERS

    The executive compensation program is administered by the Human Resources Committee of the Board of Directors (the "Committee") which is comprised of the individuals listed below who are directors of the corporation with responsibilities for all compensation matters for the corporation's senior management. The Committee has overall responsibility to review and recommend broad based compensation plans to the Board of Directors and annual compensation, including salary, cash bonus programs, long term incentive plans and executive benefits for the officers of the Company.

    The Committee and the management of the Company are committed to the principle that remuneration should be commensurate with performance and the attainment of pre-determined financial and strategic objectives, while at the same time externally competitive in order to keep and attract highly qualified personnel. In carrying out this objective, the compensation for executives is broken down into three basic categories: base salary, short term incentive and long term incentive compensation.

BASE COMPENSATION

    The base salary is set in the middle of the range of base salaries offered by companies of comparable size. In establishing base salaries, the Committee utilizes outside consultants and industrial surveys to assure that such base salaries are proper and externally competitive.

SHORT TERM INCENTIVE COMPENSATION

    Short term incentive compensation opportunities are provided by the Company's Management Incentive Plan. The Management Incentive Plan pays annual cash incentives upon achievement of short term financial objectives which are set by the Board. Each year the Board establishes an objective for the rate of return on net worth, after taxes, for the forthcoming fiscal year for the Company as a whole, and further sets other objectives for each business unit for the Company. The objectives when met will result in the Company reaching the established rate of return. An executive's incentive is based upon performance of the segment for which he is responsible and/or on the Company as a whole. The incentive is earned on a prorata basis as the established goals are exceeded. Under the Plan, if the established goals are not reached, no incentive is paid.

LONG TERM INCENTIVE COMPENSATION

    The  long  term  incentive program  for  executives consists  of  two types:
Incentive Stock Options granted by the Committee under the 1990 Restricted Stock and Stock Option Plan approved by the shareholders in 1990 -- and long term incentive awards under the Company's 1989 Long Term Incentive Plan approved by the shareholders in 1989.

STOCK OPTIONS

    Stock Option Grants provide the right to purchase shares of common stock at an exercise price (the closing price of Castle common stock on the date of the grant). Each stock option becomes exercisable after one year following the grant, and has a five (5) year term. The Committee has typically granted stock options to senior management, officers and other key employees on a bi-annual basis. The option grants cover shares of common stock authorized under stockholder approved plans. Stock options were granted by the Committee in 1994. The Committee granted stock options reflected in the tables that follow this report. The number of options when granted reflect competitive industry practice as reported and analyzed by independent industrial surveys, based on position, responsibilities and performance of the recipient.

LONG TERM INCENTIVE AWARDS

    The long term incentive participations are made annually and are awarded at the end of a three (3) year cycle, subject to the achievement of a three (3) year compound total return to shareholders which exceeds the compound return of the S&P 500 by at least 1.5 percentage points. The Committee named and the board ratified the three key members of senior management Mr. Simpson, Mr. Mork and Mr. Culliton as participants. The awards are not made if the performance threshold of compound total rate of return of Castle common stock does not exceed the S&P 500 by 1.5 percentage points. 100% of the award is attained if the three (3) year average compound rate of return of the Company stock exceeds the S&P 500 by 5.5 percentage points. The awards are made in restricted stock which vests fifty percent (50%) after one year and the remaining fifty percent (50%) after the second year. During the two (2) year vesting period after the stock is granted, the participant receives dividends of the shares and also has a right to vote the awarded shares. For the three (3) year cycle ending with 1994, the Committee reviewed the degree of achievement on cumulative shareholder return established in the Long Term Incentive Plan for 1992 - 1994, and determined that the Company's three year compound rate of return exceeded the S&P 500 by 21.8 percentage points. As a result 100% of eligible awards were made to Messrs. Simpson, Mork and Culliton.

    Also for 1994, the corporate performance under the Management Incentive Plan exceeded the established threshold return on net worth after taxes for the Company as a whole. Messrs. Simpson, Mork and Culliton received an incentive award. Messrs. Phifer and Van Baren, who had a portion of their objective based on the performance of the Eastern Region & Plate and Carbon Products Group and Hy-Alloy Division & Alloy Products Group, respectively, exceeded their objectives and attained an incentive award.

THE HUMAN RESOURCES COMMITTEE

    Frederick A. Krehbiel, Chairman
    Daniel T. Carroll
    John P. Keller
    Richard A. Virzi

    The tables which follow and the accompanying narrative and footnotes reflect the decisions covered by the above discussion.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table shows, for the fiscal years ending December 31, 1992, 1993 and 1994 the cash compensation paid by the Company and its subsidiaries, as well as other compensation paid or accrued for those years, to each of the five
(5) most highly compensated executive officers of the Company in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                               ----------------------------------
                                                                                      AWARDS            PAYOUTS
                            ANNUAL COMPENSATION                                ---------------------   ----------
- ----------------------------------------------------------------------------   RESTRICTED   OPTIONS/                ALL OTHER
                                                                OTHER ANNUAL     STOCK        SARS        LTIP     COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR   SALARY     BONUS     COMPENSATION    AWARD(S)      (#)       PAYOUTS        (2)
- ----------------------------------  ----  --------  ----------  ------------   ----------   --------   ----------  ------------
Michael Simpson                     1994  $250,000    $172,667    $21,998       $63,159                  $49,641     $18,283
Chairman of the Board               1993   237,500      51,006     17,662        51,836                   40,741
                                    1992   230,000                 19,292

Richard G. Mork (1)                 1994   260,000     175,000     15,808        77,284                   60,716      18,125
President & CEO                     1993   225,000      48,322     12,386        47,334                   37,193
                                    1992   210,000                 12,018

Edward F. Culliton                  1994   166,000      98,240      6,574        46,148                   20,715      11,658
Vice President & CFO                1993   157,650      29,021      5,382        37,191                   17,841
                                    1992   153,000                  6,452

Gise Van Baren                      1994   130,000      77,000      6,232                    7,050                    11,407
President -- Hy-Alloy Steels Div.   1993   123,650      52,795      3,630                    5,400
                                    1992   116,917      36,994      4,529

Richard G. Phifer                   1994   130,000      77,000      5,614                    7,050                     9,860
Vice President -- Eastern Region    1993   123,650      34,807      5,404                    5,400                    10,416(3)
                                    1992   116,917      28,229      6,080                                             14,628(3)

- ------------------------------
(1) In 1987, the Company made a secured interest free loan of $101,937.92 to Mr. Mork in connection with the purchase of real estate necessitated by his relocation at the Company's request. Annual payments are required in the amount equal to twenty five percent (25%) of Mr. Mork's net earnings under the Company's Management Incentive Plan. In 1994, $7,538.54 was paid under the Loan Provisions by Mr. Mork. The outstanding balance of the loan is $55,366.43.

(2) Consists of Company contribution to A. M. Castle & Co. Employees Profit Sharing Plan (a defined Contribution Plan) and a Top Hat Supplemental Plan.

(3) Consists primarily of one time cash payments to reimburse expenses related to Company requested relocation.

STOCK OPTIONS

    The following table sets forth information with respect to the named executives concerning the grants of stock options or restricted stock grants made under the Company's 1990 Restricted Stock and Stock Option Plan during the last fiscal year.

OPTION EXERCISE AND HOLDINGS

    The following table sets forth information with respect to the named executives concerning the exercise of options during the last fiscal year, and the unexercised options held as of the end of the fiscal year. The price of A.
M. Castle & Co. common stock as of the close of business at the end of the fiscal year was $13.875 per share.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                       NUMBER OF
                                                                                      SECURITIES      VALUE OF
                                                                                      UNDERLYING     UNEXERCISED
                                                                                      UNEXERCISED   IN-THE-MONEY
                                                                                     OPTIONS/SARS   OPTIONS/SARS
                                                                                     AT FY-END (#)  AT FY-END ($)
                                                                                     -------------  -------------
                                                     SHARES ACQUIRED      VALUE      EXERCISABLE/   EXERCISABLE/
NAME (1)                                             ON EXERCISE (#)  REALIZED ($)   UNEXERCISABLE  UNEXERCISABLE
- ---------------------------------------------------  ---------------  -------------  -------------  -------------
Gise Van Baren.....................................        10,800          71,550       0/7,050      $         0
Richard G. Phifer..................................         8,826          56,948     2,961/7,050    $  17,890/0

- ------------------------
(1) Executives not named neither exercised options or held any unexercised as of the end of the fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL
                             INDIVIDUAL GRANTS                                REALIZABLE VALUE
- ----------------------------------------------------------------------------     AT ASSUMED     ALTERNATIVE TO
                                      PERCENT OF                              ANNUAL RATES OF    (F) AND (G):
                       NUMBER OF        TOTAL                                   STOCK PRICE       GRANT DATE
                       SECURITIES    OPTIONS/SARS                             APPRECIATION FOR       VALUE
                       UNDERLYING     GRANTED TO    EXERCISE OR                 OPTION TERM     ---------------
                      OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION  ----------------    GRANT DATE
                      GRANTED (#)    FISCAL YEAR      ($/SH)         DATE     5% ($)   10% ($)  PRESENT VALUE $
NAME (A)                  (B)            (C)            (D)          (E)        (F)      (G)          (H)
- --------------------  ------------   ------------   -----------   ----------  -------  -------  ---------------
Gise Van Baren......     7,050           4.2%              15.0833  7/27/99     --       --         31,514
Richard G. Phifer...     7,050           4.2%              15.0833  7/27/99     --       --         31,514

- ------------------------

(h) The Grant Date Present Value was determined by using the Black-Scholes pricing model.

LONG TERM INCENTIVE PLAN

    The following table sets forth information with respect to the named executives concerning awards earned under the Long Term Incentive Plan during the last fiscal year under the Company's 1989 Long Term Incentive Plan.

            LONG TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                       PERFORMANCE
                                                                        OR OTHER    ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                                          NUMBER OF      PERIOD                 PRICE-BASED PLANS
                                                        SHARES, UNITS     UNTIL     -----------------------------------------
                                                          OR OTHER     MATURATION     THRESHOLD      TARGET        MAXIMUM
                                                           RIGHTS       OR PAYOUT     ($ OR #)      ($ OR #)      ($ OR #)
NAME (A)                                                   (#) (B)         (C)           (D)           (E)           (F)
- ------------------------------------------------------  -------------  -----------  -------------  -----------  -------------
Michael Simpson.......................................        4,552      2 years             --            --            --
Richard G. Mork.......................................        5,570      2 years             --            --            --
Edward F. Culliton....................................        3,326      2 years             --            --            --

- ------------------------
(d), (e) & (f) See description of Long Term Incentive Awards in Compensation
               Committee's Report.

PENSION PLANS

    The following table shows the estimated pension benefits payable to a covered participant at normal retirement age under the Company's qualified defined benefit pension plan, as well as nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits, based on remuneration that is covered under the plan and years of service with the Company and its subsidiaries:

                               PENSION PLAN TABLE

                                                                    YEARS OF SERVICE
                                       ---------------------------------------------------------------------------
REMUNERATION                              10         15         20         25         30         35         40
- -------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
$125,000.............................     20,883     31,250     41,667     52,083     62,500     72,917     83,333
 145,000.............................     24,167     36,250     48,333     60,417     72,500     84,583     96,667
 165,000.............................     27,500     41,250     55,000     68,750     82,500     96,250    110,000
 185,000.............................     30,833     46,250     61,667     77,083     92,500    107,917    123,333
 200,000.............................     33,333     50,000     66,667     83,333    100,000    116,667    133,333
 225,000.............................     37,500     56,250     75,000     93,750    112,500    131,750    150,000
 250,000.............................     41,667     62,500     83,333    104,167    125,000    145,833    166,667
 275,000.............................     45,833     68,750     91,667    114,583    137,560    160,417    183,333

    The Pension benefits shown in the Pension table above are determined by the remuneration, which is the average of the highest cash compensation paid (approximately base salary plus bonus as shown in the Summary Compensation Table), for any five (5) consecutive years of service prior to retirement. Pensions are paid as a straight life annuity and subject to reduction for a joint and survivor benefit, if elected. The amounts shown in the table above are prior to reduction for social security benefits. Benefits are reduced based on one-half (1/2) of the social security benefits for the individual attributable to the working period with the Company.

    The current fully accredited years of services for Messrs. Simpson, Mork, Culliton, Van Baren and Phifer under the Plan are 26, 38, 30, 16 and 4 years, respectively.

ITEM 2.

                   PROPOSED 1995 DIRECTORS STOCK OPTION PLAN

    The Board of Directors recommends that the stockholders approve and ratify the 1995 A.M. Castle & Co. Directors Stock Option Plan (the "1995 Plan") adopted by the Board of Directors on January 26, 1995. The 1995 Plan shall become effective upon the ratification by the shareholders at the Annual Meeting, assuming that over fifty percent (50%) of the outstanding shares of the Company entitled to vote are voted upon the proposal. The favorable vote of the holders of the majority of those shares present, in person or by proxy at the Annual Meeting will be necessary to ratify the 1995 Plan. Proxies will be voted for, against or abstained from voting on such ratification in accordance with the specifications marked on each proxy, and if no specification is made, proxies will be voted in favor of such ratification. A copy of the 1995 Plan is attached as Exhibit "A" and this brief description is qualified in its entirety by reference to the Exhibit.

    The purpose of the 1995 Plan is to aid the Company in attracting and retaining valuable directors, providing them with an added incentive in the discharge of their duties to focus on the long term challenges and responsibilities, and to reward them in the achievement of increases of shareholder value of the Company. The 1995 Plan will be made part of the Company's compensation and reward system to attract and retain directors. Under The 1995 Plan, one hundred twenty thousand (120,000) shares (subject to adjustment for certain events of dilution) of the Company's common stock which may be unissued shares, treasury shares or a combination of both, would be made available to be used as awards to the directors. The Company may also, from time to time, purchase common stock of the Company on the open market for awards under the 1995 Plan.

    The 1995 Plan provides for the automatic granting of one thousand (1,000) share options to each outside (non-employee) director on the first working day in June of each year. No director who is an employee of the Company is eligible to participate in the 1995 Plan. The price of each award will be the closing price of the Company's common stock as traded on the American Exchange on the first business day of June, or in the event that the stock does not trade on that date, the closing price on the immediately preceding date on which shares are traded.

    The administration of the 1995 Plan is vested in a committee consisting of two or more members of the Board of Directors, who are appointed by the entire Board. The committee has no authority, power or discretion to determine the number or timing of the options granted or to alter the terms and conditions of the options. The committee's responsibilitiy is to administrative details and interpretation.

    The options granted may only be exercised within five (5) years of the date of the grant and cannot be exercised until one (1) year after the grant date. All unexercised options will immediately terminate (extinguish) on the date a director terminates or resigns his service on the Board of Directors. However, in the event that the termination is due to death, disability or retirement at age 70, the director, or his estate, has a period of time (one (1) year from the date of death or six (6) months from the disability or retirement) provided the option has not expired, to make such an exercise. All option grants are not transferable other than by will or the laws of descent and distribution. The Board of Directors may amend the 1995 Plan from time to time provided, however, that the provisions of the 1995 Plan relating to the timing and amount of options, the option price and the exercise terms cannot be amended more than once every six (6) months. Furthermore, no amendment can be adopted without shareholder approval.

TAX CONSEQUENCES

    Under the present federal income tax laws and regulations, it is such that the recipient will realize ordinary income to the extent that the fair market value of the stock on the date of exercising the option exceeds the option grant price. The director/recipient will remit to the Company sufficient funds to satisfy federal tax withholding requirement at the time of exercise. The recipient, after exercising the option, will also realize long term capital gains or ordinary income upon the sale of the stock, depending upon the length of time the recipient retained ownership. All dividends commencing after the exercise of the option will be ordinary income to the recipient.

INFORMATION ON ALL STOCK OPTION PLANS

    In 1989, the Company's 1989 Long Term Incentive Compensation Plan (the "1989 Plan") was approved by the stockholders. In 1990, the Company's 1990 Restricted Stock and Stock Option Plan (the "1990 Plan") was approved by the stockholders. No options to purchase common shares of the Company have been granted by the Company to any of its outside directors during the past three (3) fiscal years. Options to purchase common shares of the Company under both of the foregoing plans have been granted by the Company to its officers and inside directors during the last fiscal year. Furthermore, there are presently options outstanding under the 1990 Plan which have not been exercised. Under the 1990 Plan and the 1989 Plan, certain options were exercised and/or stock granted during the past fiscal year. The Company also maintains a Management Incentive Plan as well as a Profit Sharing Plan. Information as to amount of shares granted pursuant to awards or options under both plans, amount of shares exercised pursuant to options, amount paid under incentive plans and amount credited to the profit sharing account, for each of the five (5) highest paid officers and directors can be found under the heading Executive Compensation and Other Information in this Proxy Statement.

                              COMPANY PERFORMANCE

FIVE-YEAR SHAREHOLDER RETURN COMPARISON

    The SEC requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder total returns on an indexed basis with the S&P 500 Stock Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. Since there is no nationally recognized industry standard consisting of metal service centers or specialty metal distributors, and only one competitor of the Company is publicly traded on a national exchange, the Board of Directors has approved a peer group of durable goods manufacturers and distributors which have been used for purposes of this performance comparison. These companies were selected based on comparable market capitalizations (both more and less than the Company's). A list of these companies follows the graph below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            A.M. CASTLE    S&P 500     PEER GROUP
                     100         100            100
1990                90.8        96.9           80.3
1991               93.16      126.45          82.79
1992              104.25      136.19         104.07
1993              158.25      149.81         137.99
1994              195.43      151.76         161.02

PEER GROUP COMPANIES:

     Binks Manufacturing           Steel Technologies, Inc.
 Central Steel & Wire Company         Varlen Corporation
     Lindberg Corporation         Weirton Steel Corporation
    SPS Technologies Inc.         Wynn's International, Inc.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Upon the recommendation of its Audit Committee, the Board of Directors has, subject to ratification by the Stockholders, appointed Arthur Andersen & Co. to examine the consolidated financial statements and other records of the Company for the fiscal year ending December 31, 1995, and the management will present to the Annual Meeting a proposal that such appointment be ratified.

    During 1994, Arthur Andersen & Co. examined the financial statements of the Company and its Subsidiaries, including those included in the Annual Report to Stockholders, and consulted on annual and quarterly reports filed with the Securities and Exchange Commission and others.

    Each year the Audit Committee reviews and approves in advance the scope of the annual audit by the Company's independent accountant. The Audit Committee also approves all non-audit professional services including the examination of the financial statements of the Employee Retirement Plan, Profit Sharing Plan and review of tax returns. The Audit Committee approved the non-audit services and considered the possible effect on the accountant's independence at its October meeting prior to those services being performed.

    As at past years' Stockholders meeting, representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from Stockholders. The favorable vote of the holders of a majority of the shares of common stock represented in person or by Proxy at the meeting will be required for such ratification. If a negative vote results, the matter will be referred to the Audit Committee for a recommendation to the Board of Directors.

                                 OTHER MATTERS

    The Management does not know of any matters to be presented to the meeting other than the matters set forth in the Notice of the Meeting. However, if any other matters come before the meeting, it is intended that the holders of the Proxies will vote thereon in their discretion.

STOCKHOLDER PROPOSALS

    Proposals by Stockholders to be considered for inclusion in the Company's Proxy Material for the next Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than December 22, 1995.

                                          JERRY M. AUFOX
                                          SECRETARY

March 10, 1995

                               A.M. CASTLE & CO.
                        1994 DIRECTORS STOCK OPTION PLAN

                                                                       EXHIBIT A

    1. PURPOSE. The 1994 Directors Stock Option Plan (the "Plan") of A. M. Castle & Co. (the "Company"), is intended to advance the best interest of the Company by providing the nonemployee members of the Board of Directors of the Company an opportunity to purchase shares of common stock of the Company (the "Shares"). This Plan is effective as of June 1, 1995 (the "Effective Date") subject to approval of the Company's stockholders at the annual meeting of stockholders to be held on April 27, 1995 and is not intended to qualify as an incentive stock option plan under Section 422 of the Internal Revenue Code of 1986.

    2. ADMINISTRATION. The authority to manage and control the operation and administration of the Plan shall be vested in a Committee (the "Committee") consisting of two (2) or more members of the Board of Directors of the Company, who shall be appointed by, and may be removed by, such Board, provided that the Committee shall have no authority, power or discretion to determine the number or timing of options granted pursuant to paragraph 3 or to alter the terms and conditions of options as set forth therein. In the absence of any such appointment or removal, the Committee shall consist of the Human Resources Committee of the Board of Directors. Any interpretation of the Plan by the Committee and any decision made by the Committee on any other matter within its discretion is final and binding on all persons.

    3. PARTICIPATION. Each member of the Company's Board of Directors, who is not an employee of the Company, shall be a "Participant" in the Plan. As of the Effective Date, and each anniversary thereof (or if such date is not a business day, the first business day thereafter), each Participant who is a nonemployee member of the Board of Directors of the Company on such date shall be granted an option to purchase One Thousand (1,000) Shares; provided, however, no Participant shall be awarded options to purchase an aggregate of more than Ten Thousand (10,000) Shares under the Plan.

    4. SHARES SUBJECT TO THE PLAN. The aggregate number of Shares for which options may be granted under the Plan shall not exceed One Hundred Twenty Thousand (120,000) Shares. If, as to any number of Shares, any option granted pursuant to the Plan shall expire or terminate for any reason, such number of Shares shall again be available for grant under the Plan. Any Shares issued under the Plan may be treasury shares or authorized but unissued shares.

    5. OPTION PRICE. The Option Price with respect to each Share shall be the Fair Market Value of a Share on the date the option is granted. The "Fair Market Value" as of any such date means the closing price of a share of Common Stock as reported by the American Stock Exchange for that date or, if no trade occurred on that date, on the next preceding date for which there is a reported sale.

    6. OPTION EXPIRATION DATE. The "Expiration Date" with respect to an option or any option thereof granted is a Participant under the Plan means the date which is five (5) years after the date on which the option is granted. Subject to paragraph 8, all rights to purchase Shares pursuant to an option shall cease no later than the option's Expiration Date.

    7. EXERCISE OF OPTIONS. Each option shall be exercisable either in whole or in part, at any time after one year from the grant date and before the Expiration Date. A Participant may exercise an option by giving written notice thereof prior to the option's Expiration Date to the secretary of the Company at the Company's corporate headquarters setting out the number of Shares with respect to which the option is to be exercised. Contemporaneously with the delivery of such notice, the full option price of the Shares purchased pursuant to the exercise of a stock option together with any required state or federal withholding taxes shall be paid in the form of: (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company; or
(b) Common Stock at the fair market value on the date of exercise, and specifying the address to which the certificates for the Shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Participant certificates in the Participant's name for the number of Shares with respect to which the option has been exercised. Delivery shall be deemed effected when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Participant, at the address specified under this paragraph.

    8. TERMINATION OF SERVICE. All unexercised options shall immediately expire upon the Participant's termination of service on the Board of Directors, unless such service terminates on account of death, disability or retirement at age 70 in which case the following rules shall apply:

        a. in the event of the death of a Participant, any options which the Participant was entitled to exercise on the date immediately preceding his death shall be exercisable by the person or persons to whom that right passes by will or by the laws of descent and distribution for a period of one (1) year after the date of death, but no later than the option's Expiration Date.

        b. in the event of the disability or retirement of a Participant, any options which the Participant was entitled to exercise on the date immediately preceding his disability or retirement shall be exercisable by the Participant for a period of six (6) months after the date of disability or retirement, but no later than the option's Expiration Date.

    9. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any other provision in the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the intention of distributing the Shares. Certificates representing such Shares may bear a legend referring to such restrictions.

    10. TRANSFERABILITY. Options under the Plan are not transferable except by will or by the laws of descent and distribution. Options may be exercised during the lifetime of the Participant only by the Participant, and after the death of the Participant, only as provided in paragraph 8.

    11. STOCKHOLDER STATUS. The grant of an Option under the Plan shall not confer upon the holder thereof any right as a stockholder of the Company. No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of record with respect to any Shares issuable upon exercise of such option until certificates representing such Shares have been issued and delivered.

    12. ADJUSTMENTS TO NUMBER OF SHARES SUBJECT TO THE PLAN AND TO OPTION TERMS. Subject to the following provisions of this paragraph 12, in the event of any change in the outstanding Shares by reason of any stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, or appropriate and proportionate adjustment shall be made in the number and kind of Shares subject to options outstanding or to be granted under the Plan. Any such adjustment in any outstanding option shall be made without change in the aggregate option price applicable to the unexercised portion of such option but with a corresponding adjustment in the price for each Share covered by such option as well as the adjustment in the number and kind of Shares mentioned above. Adjustments under this paragraph 12 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In no event shall the purchase price for a Share be adjusted below the par value of such Share, nor shall any fraction of a Share be issued upon the exercise of an option.

    13. AGREEMENT WITH COMPANY. At the time of a grant of an option, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan.

    14.   AMENDMENT AND TERMINATION.   The Plan may  be amended or terminated at
any time by the Company's Board of Directors; provided, however, that the provisions of the Plan relating to the timing and amount of options, the option price and the exercise terms shall not be amended more than once every six (6) months and, provided further, that no amendment shall be adopted without shareholder approval, which would cause the Plan to cease to meet the requirements of Rule 16b-3.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                    A.M. CASTLE & CO.
   P
                     ANNUAL MEETING OF STOCKHOLDERS ON APRIL 27, 1995

            The undersigned hereby constitutes and appoints Michael Simpson and John P. Keller and each of them, his true
   R
            and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of A.M. Castle & Co. to be held at the office of the Company, 3400 North Wolf Road,
   O
            Franklin Park, Illinois on Thursday April 27, 1995, and at any adjournments thereof, on all matters coming before said meeting.
   X

            Election of Directors, Nominees:
   Y
            Danial T. Carroll, Edward F. Culliton, William K. Hall, Robert S. Hamada, John P. Keller, John W. McCarter, Jr., William J. McDermott, Richard G. Mork, John W. Puth, Michael Simpson, and Richard A. Virzi.

            YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                               SEE REVERSE SIDE

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3.


- -------------------------------------- /X/ PLEASE MARK YOUR
SIGNATURE                                  VOTES AS IN THIS
                                           EXAMPLE
                  Date ---------------

                                FOR        WITHHELD
1. Election of Directors.      / /          / /


For, except vote withheld from the following nominee(s):

- ---------------------------------------------------------



                                          FOR       AGAINST     ABSTAIN

2. Adoption of the 1995 Directors
   Stock Option Plan.                     / /         / /         / /
                                          FOR       AGAINST     ABSTAIN

3. Approval of Arthur Andersen & Co.
  As Independent Accountants              / /         / /         / /

                                       Change of
                                       Address                    / /
